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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  January 31, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                    DIGITAL CREATIVE DEVELOPMENT CORPORATION
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             (Exact name of registrant as specified in its charter)


                                      Utah
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                 (State or other jurisdiction of incorporation)



     0-22315                                                34-1413104
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(Commission File Number)                                 (I.R.S. Employer
                                                       Identification No.)


67 Irving Place North, New York, New York                        10003
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(Address of principal executive offices)                      (Zip Code)


                                 (212) 387-7700
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               Registrant's telephone number, including area code


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.


                  Effective January 25, 2001, the Corporation has converted 11,869,957 shares of common stock of the Corporation's subsidiary, Digital Creative Development Corporation, a Delaware corporation ("DCDC-Delaware"), held by those persons who acquired such shares in DCDC-Delaware's private placement in 2000, into shares of the Corporation's common stock, par value $.01 per share, on a one-for-one basis. Accordingly, giving effect to such conversion, there are 29,186,066 shares of the Corporation's common stock outstanding.





                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



February 22, 2001                       Digital Creative Development Corporation



                                        By:  /s/ Ralph J. Sorrentino, President
                                           -------------------------------------
                                             Ralph J. Sorrentino, President